[LOGO]                                                       Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                      Year Ended
                                                             December 31, 1995


MFS(R) EMERGING GROWTH SERIES
A Series of MFS(R) Variable Insurance Trust

MFS(R) EMERGING GROWTH SERIES
A SERIES OF MFS(R)  VARIABLE INSURANCE TRUST

TRUSTEES
A. Keith Brodkin*
Chairman and President

Nelson J. Darling, Jr.
Trustee, Eastern Enterprises
(diversified holding company)

William R. Gutow
Vice Chairman,
Capitol Entertainment
(Blockbuster Video Franchise)

PORTFOLIO MANAGER
John W. Ballen*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

SHAREHOLDER SERVICE CENTER
MFS Service Center, Inc.
P.O. Box 1400
Boston, MA 02107-9906

For additional information, contact your financial adviser.

CUSTODIAN
Investors Bank & Trust Company

AUDITORS
Deloitte & Touche LLP


*Affiliated with the Investment Adviser

Dear Contract Owner:
An environment of declining interest rates and a favorable outlook for inflation helped establish a pattern of positive performance in both fixed-income and equity markets around the world during the past 12 months. Yields on many fixed-income securities continued to decline throughout the year, and bond prices rose in response to these declines. At the same time, lower interest rates and strong corporate earnings reports through most of the year helped the prices of many stocks to rise over the period, producing strong returns. For the 12 months ended December 31, 1995, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, returned +37.53%. All of the series in the Trust which invest in equity securities participated in this favorable performance and achieved positive total returns.

U.S. Outlook
Moderate but sustainable growth was the hallmark of the economic expansion's fifth year, although some signs of sluggishness were evident late in the year. Recent retail sales, for example, have been disappointing, in part because of rising levels of consumer debt. In addition, growth is not expected to get much help from the manufacturing sector as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Global Outlook
A pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries, including the United States. While the recent recovery of the dollar against the German mark and the Japanese yen has added some strength to the economies of Europe and Japan, the outlook is for sluggish economic growth, in the near term at least. And although moves by central banks in Germany and Japan to lower interest rates have helped stimulate domestic demand, many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, could help provide a foundation for stronger economic growth in the long run. Also, we believe that many of the cost-cutting measures taken by companies in these countries over the past few years will ultimately provide earnings leverage when economic growth improves. Inflation in most overseas economies remains in a downward trend, providing fixed-income investors with opportunities for relatively attractive real rates of interest, possibly accompanied by moderate price appreciation. While the dollar continues to represent a sound store of long-term value, its relative strength in the near term is being restrained by the persistent U.S. current-account deficit.

Bond Markets
Given the recent signs of economic weakness, prospects for the Federal Reserve Board's further decreasing short-term interest rates are good. Long-term rates, meanwhile, moved noticeably downward in the latter months of 1995 in anticipation of more modest fourth-quarter growth with continued low inflation. While there were some increases in commodity prices early in the year, companies found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term U.S. government bonds yielding approximately 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

In world bond markets, slowing economic growth, low inflation, and declining official interest rates helped result in solid performance during the past 12 months. European governments are engaged in multi-year programs to reduce their budget deficits and debt levels. These programs are positive for bonds in that lower government spending tends to reduce inflationary pressures and lower issuance of government debt reduces supply pressures on the bond market. In the Japanese market, powerful deflationary forces have supported a drop in yields to historically low levels. We now feel this process may be drawing to an end, given a reversal of priorities at the central bank from fighting inflation, which is now non-existent, to offsetting the downward spiral of deflation. The high returns of the U.S. bond market, as measured by the Lehman Brothers Government Bond Index, have been echoed in other U.S. dollar-bloc markets, including Australia, New Zealand, and Canada, all of which saw positive performance over the past year according to Salomon Brothers. Currently, the Australian market offers significantly higher yields than the U.S. market, and, we believe, represents good value. As long as the outlook for U.S. bonds remains positive, these related markets could outperform the U.S. market.

Stock Markets
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Comments from the portfolio manager of this Series are presented on the following page. We appreciate your support and welcome any questions or comments you may have.

Respectfully,



/s/ A. Keith Brodkin                                  /s/ John W. Ballen
----------------------                                ------------------
A. Keith Brodkin                                      John W. Ballen
Chairman and President                                Portfolio Manager

January 12, 1996

MFS(R) EMERGING GROWTH SERIES

The Emerging Growth Series commenced investment operations on July 24, 1995, and provided a total return of +17.41% from that date through December 31, 1995. This compares to a +6.14% return for the Russell 2000 Index for the same period.* The Series' performance benefited from strong appreciation in the stock prices of many of its holdings in the technology sector. The technology stocks responded to strong earnings growth for semiconductor, hardware, software, networking and processing companies. Oracle Systems (database software), System Software (manufacturing application software), and Informix (database software and tools) reported very strong earnings and their stock prices responded positively, while Sybase (database software) and BMC Software (systems software) also contributed to the positive performance of the Series. Other strong performers included networking stocks such as Cabletron and Bay Networks. The stocks of our semiconductor companies responded positively to their very strong earnings reports. Compuware (system software) and Autodesk (computer-aided design) reported disappointing earnings and have been disappointing stocks. We maintain positions in these companies because we believe their stock prices will rebound from their currently depressed levels.

The performance of our leisure stocks was particularly helpful. HFS, the nation's largest franchiser of hotels and real estate companies, saw its stock price more than double this year. Strong earnings gains and acquisitions such as Century 21 assured investors of its future growth prospects.

We established major positions in the health care sector to take advantage of what we believe to be depressed prices caused by investor confusion concerning the effect of lower Medicare reimbursement levels. Even though Medicare reimbursement has been cut for many companies, we believe well-managed companies will adjust their costs accordingly. We also believe health maintenance organizations (HMO's) will provide many of the solutions to the high level of the nation's health care costs.

In 1995, the stock market moved higher as companies reported better-than-expected earnings. We believe this trend of investors favoring companies with strong earnings will continue into 1996 and could benefit the share prices of our companies if they can deliver those strong earnings. Our largest sector concentration continues to be technology. While earnings gains may not be as strong in 1996 as they were in 1995, we believe this sector will still have the strongest earnings gains of any group in 1996. We are also positive on the healthcare service and consumer sectors. Both groups performed poorly in 1995, and we believe their stock prices to be depressed. We believe that the healthcare cost-containment companies will ultimately benefit from the cost-reduction initiatives in Washington. We believe the consumer sector is poised to respond very positively to only a small positive change in consumer spending.

We believe the companies in the portfolio are particularly well-suited to benefit from technology-driven productivity enhancements. Obviously, our technology companies are providing the tools to the rest of the economy. Our other companies are using technology to increase their productivity and lower their costs. We remain optimistic that the progress for our portfolio companies will be rewarded by investors in 1996.

PORTFOLIO MANAGER PROFILE

John Ballen joined the MFS Research Department in 1984. A graduate of Harvard College, the University of New South Wales in Australia and Stanford University, he was named Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993 and Chief Equity Officer in 1995. He has managed the MFS Emerging Growth Series since its inception in July 1995.

PERFORMANCE SUMMARY

The information below illustrates the performance of the MFS Emerging Growth Series shares in comparison to various market indicators.

AGGREGATE TOTAL RETURNS                                              7/24/95* -
                                                                    12/31/95
===============================================================================
MFS Emerging Growth Series                                          +17.41%
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+\1/                           +10.76%
-------------------------------------------------------------------------------
Russell 2000 Index++\1/                                             + 6.14%
-------------------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Series results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. All Series results do not reflect expenses that would be imposed by insurance company separate accounts.

  *Commencement of investment operations; benchmark comparisons are from July
   31, 1995.
  +Standard & Poor 500 Index is an unmanaged but commonly used measure of common stock total return performance. It is not possible to invest in an index.
 ++The Russell 2000 Index is unmanaged and comprised of 2,000 of the smallest
   U.S.-domiciled company common stocks (on the basis of capitalization) which are traded in the U.S. on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX) and NASDAQ. It is not possible to invest in an index.
\1/Source: Lipper Analytical Services, Inc.

PORTFOLIO OF INVESTMENTS - December 31, 1995

Common Stocks - 86.9%
=========================================================================================================
Issuer                                                                             Shares           Value
---------------------------------------------------------------------------------------------------------
U.S. Stocks - 83.6%
   Airlines - 0.1%
      Eagle USA Airfreight, Inc.*                                                     100   $       2,625
      Midwest Express Holdings, Inc.*                                                 100           2,775
                                                                                            -------------
                                                                                            $       5,400
---------------------------------------------------------------------------------------------------------
   Apparel and Textiles - 0.3%
      Eastbay, Inc.*                                                                  200   $       3,950
      Nine West Group, Inc.*                                                          200           7,500
                                                                                            -------------
                                                                                            $      11,450
---------------------------------------------------------------------------------------------------------
   Biotechnology - 0.9%
      Guidant Corp.*                                                                  700   $      29,575
      Myriad Genetics, Inc.*                                                          100           3,263
                                                                                            -------------
                                                                                            $      32,838
---------------------------------------------------------------------------------------------------------
   Business Machines - 0.3%
      Affiliated Computer Co.*                                                        300   $      11,250
---------------------------------------------------------------------------------------------------------
   Business Services - 14.5%
      ADT Ltd.*                                                                     2,800   $      42,000
      APAC Teleservices, Inc.*                                                        100           3,338
      Accustaff, Inc.*                                                              1,000          44,000
      BISYS Group, Inc.*                                                              700          21,525
      CUC International, Inc.*                                                      2,000          68,250
      Ceridian Corp.*                                                               1,600          66,000
      Computer Sciences, Inc.*                                                        400          28,100
      Corestaff, Inc.*                                                                100           3,650
      DST System, Inc.*                                                             1,700          48,450
      Franklin Quest Co.*                                                           1,100          21,450
      Global DirectMail Corp.*                                                        400          11,000
      Learning Tree International, Inc.*                                            2,300          35,938
      Mail-Well, Inc.*                                                                200           2,450
      National Data Corp.                                                           1,200          29,700
      Paychex, Inc.                                                                   200           9,975
      Personnel Group of America, Inc.*                                             1,000          14,625
      Reynolds & Reynolds Co., "A"                                                    300          11,663
      Romac International, Inc.*                                                      100           2,350
      SPS Transaction Services, Inc.*                                                 900          26,663
      Technology Solutions Co.*                                                     1,800          35,100
      Transaction Systems Architects, Inc., "A"*                                    1,000          33,750
                                                                                            -------------
                                                                                            $     559,977
---------------------------------------------------------------------------------------------------------
   Chemicals - 0.1%
      Arcadian Corp.                                                                  100   $       1,938
---------------------------------------------------------------------------------------------------------
   Computer Software - 0.3%
      Hummingbird Communications*                                                     300   $      12,150
---------------------------------------------------------------------------------------------------------
   Computer Software - Personal Computers - 2.9%
      Autodesk, Inc.                                                                1,985   $      67,986
      Electronic Arts, Inc.*                                                          100           2,612
      First Data Corp.                                                                450          30,094
      Spectrum Holobyte, Inc.*                                                        300           1,950
      Symantec Corp.*                                                                 300           6,975
      Visio Corp.*                                                                    100           2,825
                                                                                            -------------
                                                                                            $     112,442
---------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
=========================================================================================================
Issuer                                                                             Shares           Value
---------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
   Computer Software - Systems - 18.7%
      Adobe Systems, Inc.                                                           1,100   $      68,200
      BMC Software, Inc.*                                                           2,350         100,462
      Black Box Corp.*                                                                100           1,637
      Cadence Design Systems, Inc.*                                                 2,650         111,300
      Checkfree Corp.*                                                                100           2,150
      Citrix Systems, Inc.*                                                           100           3,250
      Computer Associates International, Inc.                                       1,100          62,562
      Computer Management Sciences, Inc.*                                             100           1,775
      Compuware Corp.*                                                                900          16,650
      DataWorks Corp.*                                                                100           1,262
      Enterprise Systems, Inc.*                                                       100           3,050
      Harbinger Corp.*                                                                100           2,300
      Informix Corp.*                                                                 800          24,000
      Network Appliance, Inc.*                                                        100           4,012
      Objective Systems Integrators, Inc.*                                            100           5,475
      Oracle Systems Corp.*                                                         3,800         161,025
      Premenos Technology Corp.*                                                      100           2,637
      Softquad International, Inc.*                                                   300           1,594
      Summit Medical System, Inc.*                                                    100           2,150
      Sybase, Inc.*                                                                 2,800         100,800
      System Software Associates, Inc.                                              1,800          39,150
      Vantive Corp.*                                                                  100           2,250
      Verity, Inc.*                                                                   100           4,425
                                                                                            -------------
                                                                                            $     722,116
---------------------------------------------------------------------------------------------------------
   Consumer Goods and Services - 1.9%
      Blyth Industries, Inc.*                                                         200   $       5,900
      Coleman Co., Inc.*                                                              100           3,513
      Department 56, Inc.*                                                            300          11,513
      META Group, Inc.*                                                               100           3,063
      Service Corp. International                                                     500          22,000
      Sola International, Inc.*                                                       100           2,525
      Tyco International Ltd.                                                         700          24,938
                                                                                            -------------
                                                                                            $      73,452
---------------------------------------------------------------------------------------------------------
   Electrical Equipment - 0.1%
      UCAR International, Inc.*                                                       100   $       3,375
---------------------------------------------------------------------------------------------------------
   Electronics - 1.6%
      Ade Corp.*                                                                      100   $       1,450
      Cyberoptics Corp.*                                                              100           3,975
      Euphonix, Inc.*                                                                 100             850
      LSI Logic Corp.*                                                              1,200          39,300
      Linear Technology Corp.                                                         300          11,775
      Xilinx, Inc.*                                                                   200           6,100
                                                                                            -------------
                                                                                            $      63,450
---------------------------------------------------------------------------------------------------------
   Entertainment - 2.4%
      Grand Casinos, Inc.*                                                            750   $      17,438
      Harrah's Entertainment, Inc.*                                                 2,500          60,625
      Infinity Broadcasting Corp., "A"*                                               400          14,900
      Wireless One, Inc.*                                                             100           1,650
                                                                                            -------------
                                                                                            $      94,613
---------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
=========================================================================================================
Issuer                                                                             Shares           Value
---------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
   Financial Institutions - 0.2%
      Allmerica Financial Corp.                                                       100   $       2,700
      Donaldson, Lufkin & Jenrette, Inc.                                              100           3,125
      Union Acceptance Corp., "A"*                                                    100           1,400
                                                                                            -------------
                                                                                            $       7,225
---------------------------------------------------------------------------------------------------------
   Food and Beverage Products - 0.1%
      Redhook Ale Brewery, Inc.*                                                      100   $       2,600
---------------------------------------------------------------------------------------------------------
   Insurance - 0.6%
      Amerin Corp.*                                                                   400   $      10,700
      Compdent Corp.*                                                                 200           8,300
      LaSalle Re Holdings Ltd.*                                                       100           2,288
      Prudential Reinsurance Holdings, Inc.                                           100           2,338
                                                                                            -------------
                                                                                            $      23,626
---------------------------------------------------------------------------------------------------------
   Medical and Health Products - 0.7%
      Medisense, Inc.*                                                                400   $      12,650
      Neuromedical Systems, Inc.*                                                     500          10,063
      Orthofix International N.V.*                                                    300           2,213
      Parexel International Corp.*                                                    100           3,325
                                                                                            -------------
                                                                                            $      28,251
---------------------------------------------------------------------------------------------------------
   Medical and Health Technology and Services - 14.3%
      AHI Healthcare Systems, Inc.*                                                   100   $         575
      Community Care of America, Inc.*                                                100           1,050
      Community Health Systems*                                                     1,000          35,625
      Foundation Health Corp.*                                                      1,000          43,000
      Health Management Assoc., Inc.*                                               1,000          26,125
      Healthsource, Inc.*                                                           1,400          50,400
      Healthsouth Corp.*                                                            1,000          29,125
      IDX Systems Corp.*                                                            1,200          41,700
      Lincare Holdings, Inc.*                                                         300           7,500
      Mid-Atlantic Medical Services, Inc.*                                            800          19,400
      Norland Medical Systems, Inc.*                                                  100           2,325
      Owen Healthcare, Inc.*                                                          100           2,763
      Pacificare Health Systems, Inc., "A"*                                           300          26,100
      Pacificare Health Systems, Inc., "B"*                                           500          43,500
      Pediatrix Medical Group, Inc.*                                                  100           2,750
      St. Jude Medical, Inc.*                                                         400          17,200
      Schein (Henry), Inc.*                                                           100           2,950
      Sterling Healthcare Group*                                                      100           1,062
      Surgical Care Affiliates, Inc.                                                  700          23,800
      Total Renal Care Holdings, Inc.*                                                100           2,950
      United Dental Care, Inc.*                                                       100           4,125
      United Healthcare Corp.                                                       2,600         170,300
                                                                                            -------------
                                                                                            $     554,325
---------------------------------------------------------------------------------------------------------
   Oils - 0.7%
      Union Pacific Research Group, Inc.                                            1,000   $      25,375
---------------------------------------------------------------------------------------------------------
   Pollution Control - 0.3%
      Sanfill, Inc.*                                                                  400   $      13,350
---------------------------------------------------------------------------------------------------------
   Real Estate Investment Trusts - 0.2%
      NHP, Inc.*                                                                      400   $       7,400
---------------------------------------------------------------------------------------------------------

Portfolio of Investments - continued

Common Stocks - continued
=========================================================================================================
Issuer                                                                            Shares            Value
---------------------------------------------------------------------------------------------------------
U.S. Stocks - continued
   Restaurants and Lodging - 8.0%
      Applebee's International, Inc.*                                              1,800   $       40,950
      Bristol Hotel Co.                                                              100            2,437
      Buffets, Inc.*                                                               1,000           13,750
      Extended Stay America, Inc.*                                                   100            2,750
      HFS, Inc.*                                                                   2,250          183,937
      IHOP Corp.*                                                                    700           18,200
      Promus Hotel Corp.*                                                          1,000           22,250
      Renaissance Hotel Group N.V.*                                                  900           22,950
      Sonic Corp.*                                                                   100            1,900
                                                                                           --------------
                                                                                           $      309,124
---------------------------------------------------------------------------------------------------------
   Special Products and Services - 0.1%
      Central Parking Corp.                                                          100   $        2,875
---------------------------------------------------------------------------------------------------------
   Steel - 0.1%
      Carbide/Graphite Group, Inc.*                                                  100   $        1,437
      Citation Corp.*                                                                100            1,200
                                                                                           --------------
                                                                                           $        2,637
---------------------------------------------------------------------------------------------------------
   Stores - 5.2%
      Boise Cascade Office Products*                                                 100   $        4,275
      Consolidated Stores Corp.*                                                     200            4,350
      Corporate Express, Inc.*                                                       600           18,075
      Dollar Tree Stores, Inc.*                                                      100            2,475
      General Nutrition Cos., Inc.*                                                1,000           23,000
      Hollywood Entertainment Corp.*                                                 800            6,700
      MSC Industrial Direct Co., Inc., "A"*                                          100            2,750
      Micro Warehouse, Inc.*                                                       1,000           43,250
      Movie Gallery, Inc.*                                                           400           12,200
      Office Depot, Inc.*                                                          3,000           59,250
      Officemax, Inc.*                                                               800           17,900
      Renters Choice, Inc.*                                                          100            1,375
      US Office Products Co.*                                                        300            6,825
                                                                                           --------------
                                                                                           $      202,425
---------------------------------------------------------------------------------------------------------
   Telecommunications - 7.2%
      Bay Networks, Inc.*                                                          1,400   $       57,575
      Cabletron Systems, Inc.*                                                     1,200           97,200
      ECI Telecommunications Limited Designs                                         500           11,406
      Tel-Save Holdings, Inc.*                                                       600            8,325
      Tellabs, Inc.*                                                                 300           11,100
      Teltrend, Inc.*                                                                100            4,675
      U.S. Robotics Corp.*                                                           350           30,712
      Westell Technologies, Inc., "A"*                                               100            2,512
      Worldcom, Inc.*                                                              1,600           56,400
                                                                                           --------------
                                                                                           $      279,905
---------------------------------------------------------------------------------------------------------
   Utilities - Telephone - 1.8%
      Frontier Corp.                                                               1,000   $       30,000
      MCI Communications Corp.                                                     1,500           39,187
                                                                                           --------------
                                                                                           $       69,187
---------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $    3,232,756
---------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - continued

Common Stocks - continued
=========================================================================================================
Issuer                                                                             Shares           Value
---------------------------------------------------------------------------------------------------------
Foreign Stocks - 3.3%
   Canada - 1.2%
      Biochem Pharma, Inc. (Medical and Health Products)*                             550   $      22,069
      PC Docs Group International, Inc. (Computer Software - Systems)*              1,300          23,237
                                                                                              -----------
                                                                                            $      45,306
---------------------------------------------------------------------------------------------------------
   Ireland - 0.1%
      CBT Group PLC (Computer Software)*                                              100   $       5,300
---------------------------------------------------------------------------------------------------------
   Italy - 1.5%
      De Rigo SPA, ADR (Stores)*                                                      700   $      15,925
      Fila Holdings SPA, ADR (Apparel and Textiles)                                   900          40,950
                                                                                            -------------
                                                                                            $      56,875
---------------------------------------------------------------------------------------------------------
   Netherlands - 0.1%
      Gucci Group NV (Apparel and Textiles)*                                          100   $       3,887
---------------------------------------------------------------------------------------------------------
   South Korea - 0.4%
      Korea Mobile Telecommunications, ADR*##                                         400   $      17,800
---------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $     129,168
---------------------------------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $3,188,205)                                           $   3,361,924
---------------------------------------------------------------------------------------------------------

Short-Term Obligations - 16.8%
=========================================================================================================
                                                                         Principal Amount
                                                                            (000 Omitted)
---------------------------------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., due 1/02/96 - 1/22/96                           $450   $     449,016
   Federal National Mortgage Assn., due 1/17/96                                       200         199,514
---------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $     648,530
---------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,836,735)                                             $   4,010,454
Other Assets, Less Liabilities - (3.7)%                                                          (141,824)
=========================================================================================================
Net Assets - 100.0%                                                                         $   3,868,630
---------------------------------------------------------------------------------------------------------

  *Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
========================================================================================================
December 31, 1995
--------------------------------------------------------------------------------------------------------
Assets:
   Investments, at value (identified cost, $3,836,735)                                     $   4,010,454
   Cash                                                                                           13,806
   Receivable for investments sold                                                                 5,650
   Receivable for Series shares sold                                                              42,072
   Dividends receivable                                                                              311
   Receivable from investment adviser                                                              7,162
   Deferred organization expenses                                                                  8,388
                                                                                           -------------
         Total assets                                                                      $   4,087,843
                                                                                           -------------
Liabilities:
   Payable for investments purchased                                                       $     203,591
   Payable for Series shares reacquired                                                              838
   Payable to affiliates for management fee                                                          237
   Accrued expenses and other liabilities                                                         14,547
                                                                                           -------------
         Total liabilities                                                                 $     219,213
                                                                                           -------------
Net assets                                                                                 $   3,868,630
                                                                                           =============
Net assets consist of:
   Paid-in capital                                                                         $   3,694,911
   Unrealized appreciation on investments                                                        173,719
                                                                                           -------------
         Total                                                                             $   3,868,630
                                                                                           =============
Shares of beneficial interest outstanding                                                        339,022
                                                                                           =============
Net asset value, offering price and redemption price per share
   (net assets of $3,868,630 / 339,022 shares
   of beneficial interest outstanding)                                                        $11.41
                                                                                           =============

See notes to financial statements

Statement of Operations
========================================================================================================
Period Ended December 31, 1995*
--------------------------------------------------------------------------------------------------------
Net investment income:
   Income -
      Interest                                                                             $       8,766
      Dividends                                                                                      462
                                                                                           -------------
         Total investment income                                                           $       9,228
                                                                                           -------------
   Expenses -
      Management fee                                                                       $       6,262
      Trustees' compensation                                                                         708
      Shareholder servicing agent fee                                                                281
      Auditing fees                                                                                9,911
      Printing                                                                                     4,000
      Amortization of organization expenses                                                          800
      Custodian fee                                                                                  470
      Legal fees                                                                                     127
      Miscellaneous                                                                                1,664
                                                                                           -------------
         Total expenses                                                                    $      24,223
      Reduction of expenses by investment adviser                                                (15,659)
      Fees paid indirectly                                                                          (213)
                                                                                           -------------
         Net expenses                                                                      $       8,351
                                                                                           -------------
            Net investment income                                                          $         877
                                                                                           -------------
Realized and unrealized gain on investments:
   Realized gain (identified cost basis) on investment transactions                        $      81,576
   Change in unrealized appreciation on investments                                              173,719
                                                                                           -------------
      Net realized and unrealized gain on investments                                      $     255,295
                                                                                           -------------
         Increase in net assets from operations                                            $     256,172
                                                                                           =============

*For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.

See notes to financial statements

Statement of Changes in Net Assets
========================================================================================================
Period Ended December 31, 1995*
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
   Net investment income                                                                   $         877
   Net realized gain on investments                                                               81,576
   Net unrealized gain on investments                                                            173,719
                                                                                           -------------
      Increase in net assets from operations                                               $     256,172
                                                                                           -------------
Distributions declared to shareholders -
   From net investment income                                                              $        (877)
   From net realized gain on investments                                                         (81,576)
   In excess of net investment income                                                               (283)
   Tax return of capital                                                                         (21,847)
                                                                                           -------------
      Total distributions declared to shareholders                                         $    (104,583)
                                                                                           -------------
Series share (principal) transactions -
   Net proceeds from sale of shares                                                        $   5,564,342
   Net asset value of shares issued to shareholders
      in reinvestment of distributions                                                           104,583
   Cost of shares reacquired                                                                  (1,960,484)
                                                                                           -------------
         Increase in net assets from Series share transactions                             $   3,708,441
                                                                                           -------------
               Total increase in net assets                                                $   3,860,030
Net assets:
   At beginning of period                                                                          8,600
                                                                                           -------------
   At end of period                                                                        $   3,868,630
                                                                                           =============

*For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
========================================================================================================
Period Ended December 31, 1995*
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                      $       10.00
                                                                                           -------------
Income from investment operations# -
   Net investment income{S}                                                                $        0.01
   Net realized and unrealized gain on investments                                                  1.74
                                                                                           -------------
      Total from investment operations                                                     $        1.75
                                                                                           -------------
Less distributions declared to shareholders -
   From net investment income                                                              $       (0.01)
   From net realized gain on investments                                                           (0.26)
   Tax return of capital                                                                           (0.07)
                                                                                           -------------
      Total distributions declared to shareholders                                         $       (0.34)
                                                                                           -------------
Net asset value - end of period                                                            $       11.41
                                                                                           =============
Total return 17.41%++
Ratios (to average net assets)/Supplemental data{S}:
   Expenses                                                                                         1.00%+
   Net investment income                                                                            0.10%+
Portfolio turnover                                                                                    73%
Net assets at end of period (000 omitted)                                                  $       3,869

  *For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
{S}The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

       Net investment loss                                                                 $    (0.18)
       Ratios (to average net assets):
          Expenses                                                                               2.91 %+
          Net investment loss                                                                   (1.78)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following twelve series:
MFS Bond Series, MFS Emerging Growth Series, MFS Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. The Series was seeded on or about February 1, 1994, but remained inactive until the current period. The commencement of investment operations took place on July 24, 1995. As of December 31, 1995 there were ten shareholders in the Series.

(2) Significant Accounting Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Series may enter into repurchase agreements with institutions that the Series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Series under each such repurchase agreement.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of investment operations of the Series.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank and Trust Company, the Trust's dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of its average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to limit the operating expenses of the Series at levels which increase over time. Currently MFS has agreed to limit the Series' expenses at an effective annual rate of 1.00% of its daily net assets. MFS will pay all Series expenses in excess of the current limit subject to reimbursement by the Series at a later date. To the extent that actual Series' expenses do not reach the limit, the Series will reimburse MFS for prior expenses paid by MFS on behalf of the Series such that the Series' expense ratio does not exceed 1.00% of its average daily net assets. At December 31, 1995, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $15,659.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain of the officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $4,632,026 and $1,525,399, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

   Aggregate cost                                                                          $  3,836,735
                                                                                           ============
   Gross unrealized appreciation                                                           $    297,653
   Gross unrealized depreciation                                                               (123,934)
                                                                                           ------------
     Net unrealized appreciation                                                           $    173,719
                                                                                           ============

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

Period Ended December 31, 1995*                                                   Shares          Amount
========================================================================================================
Shares sold                                                                      501,081   $   5,564,342
Shares issued to shareholders in reinvestment of distributions                     9,255         104,583
Shares reacquired                                                               (172,174)     (1,960,484)
                                                                                 -------   -------------
Net increase                                                                     338,162   $   3,708,441
                                                                                ========   =============

*For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

(7) Restricted Securities
The Series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1995, the Series owned the following restricted security (constituting 0.5% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Series does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. This security may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                            Date of        Share
Description                                              Acquisition      Amount         Cost        Value
==========================================================================================================
Korea Mobile Telecommunications, ADR                        12/28/95         400  $    17,900   $   17,800

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Series (the Series) (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1995, the related statements of operations and changes in net assets and financial highlights for the period from July 24, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Series at December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the stated period in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 2, 1996



     --------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                VEG-2-2/96/14.5M